Exhibit 99.1

Contacts:

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
Alliance Data
214.494.3811
Shelley.whiddon@alliancedata.com

ALLIANCE DATA’S CANADIAN LOYALTY BUSINESS ANNOUNCES NEW MULTI-YEAR AGREEMENT WITH STAPLES CANADA INC.

National Agreement Signed in New Office Products Category

DALLAS, TX, Feb. 7, 2013 -- Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced that its Canadian loyalty business signed a new multi-year agreement with Staples Canada Inc., Canada’s largest supplier of office supplies, technology, office furniture and business services to all types of business - from small home office to large enterprise. Staples Canada Inc. operates approximately 330+ locations in every Canadian province under the banners Staples® and Bureau en Gros (MC).

The AIR MILES® Reward Program is Canada’s premier coalition loyalty program, with approximately two-thirds of Canadian households actively collecting reward miles. Staples Canada joins a coalition of more than 220 leading brand-name sponsors representing thousands of retail and service locations and global online brands. AIR MILES reward miles can be redeemed for more than 1,000 different rewards, such as travel, movie passes, entertainment attractions and electronic merchandise.

Staples Canada Inc. will launch the AIR MILES Reward Program nationally in-store and online in early March 2013.

“This long-term partnership with Staples Canada strengthens our presence in the very important specialty retail sector and further reflects our strategy to deepen our reach into the high value, mid-frequency spend category,” said Bryan Pearson, president of LoyaltyOne, owner and operator of the AIR MILES Reward Program. “With its substantial store presence across the country, and its stake as Canada’s largest office products company, Staples Canada adds considerable presence to our current roster of sponsors and exceptional potential value for AIR MILES collectors.”

“This partnership represents a great fit with our overall strategic direction and our focus on putting the customer first,” says Steve Matyas, president of Staples Canada. “Our partnership gives customers one more reason to shop at Staples.”

About Staples Canada Inc.

Staples, Canada's largest office products company is committed to providing Canadians with a wide choice of office services and products. Serving all types of business - from the small home office to large enterprise - Staples makes it easy for customers to operate their offices efficiently and affordably by offering an extensive selection of office supplies, technology, electronics and office furniture as well as business services, including computer repair and maintenance, and copy and print services. Operating as Bureau en GrosMC in the province of Quebec and Staples Canada in all other provinces, the company employs over 15,000 associates at 330+ stores and at their head office in Richmond Hill, Ontario. Ranked as one of Canada's top ten Canadian companies in Marketing Magazine's Marketing/Leger 2011 Corporate Reputation Survey, Staples/Bureau en Gros is dedicated to offering customers the highest level of service, whether they choose to shop in-store, by catalogue or online. Staples Canada/Bureau en Gros also is invested in a number of corporate giving programs that actively support environmental, educational and entrepreneurial initiatives in Canadian communities from coast to coast. Visit www.staples.ca for more information, or visit us on Facebook and Twitter.

About LoyaltyOne

LoyaltyOne is a global leader in the design and implementation of coalition loyalty programs, customer analytics and loyalty services for Fortune 1000 clients around the world. LoyaltyOne's unparalleled track record delivering sustained business performance improvement for clients stems from its unique combination of hands-on practitioner experience and continuous thought leadership. LoyaltyOne has over 20 years history leveraging data-driven insights to develop and operate some of the world's most effective loyalty programs and customer-centric solutions. These include the AIR MILES Reward Program, North America's premier coalition loyalty program and a working partnership with Latin America's leading coalition program, dotz. LoyaltyOne is also the equity partner of Direxions, a loyalty pioneer headquartered in India and the owner of COLLOQUY, a group dedicated to research, publishing and education for the global loyalty industry. LoyaltyOne is an Alliance Data company. For more information, visit www.loyalty.com.

About Alliance Data

Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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